UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2012

DYNAMIC VENTURES CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-163913	46-0521574
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8776 E Shea Blvd. Suite B3A-615 Scottsdale, AZ 85260 (Address of principal executive offices)

(480) 968-0207
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 19, 2012, Dynamic Ventures Corp., a Delaware corporation (the “Company”), and its wholly owned subsidiary, Bundled Builders Solutions, Inc., a Delaware corporation,  as guarantor, entered into a Third Amendment to the Securities Purchase Agreement (the “Amended Agreement”) with TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership (the “Buyer”). In connection therewith, the Buyer waived the Company’s compliance with the stated payment terms of  the $770,833.33 Debenture  issued to Buyer by the Company  and it was agreed that the Company would  pay interest only payments for the months of September, October and November under the Debenture with full payments of principal, interest and redemption premium to resume on December 1, 2012 unless prior to December 1, 2012 the Company received proceeds of any financing.

The Amended Agreement provides that the Company issue, at the request of Buyer, on a date that is at least 61 days from its date, as a corporate advisory and investment banking service fee, restricted shares of its common stock having a value of $100,000 (the “Shares”) based on a VWAP calculation as of the close of business on the day prior to the day such request is made. Terms of the agreement require the Company to redeem issue additional shares on the twelve month anniversary of the issuance of the Debenture, such that the Buyer receives proceeds of the sale of the shares equal to $100,000; provided that if the share value on the valuation date exceeds $100,000, then the Company shall be entitled to a return of shares. The Company has agreed to redeem the Shares in seven equal monthly installments commencing December 1, 2012 of $14,285.71.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, reference is made to such agreement which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure in Item 1.01 is incorporated herein by reference thereto. The offer and sale of the Shares will not be registered under the Securities Act at the time of sale, and therefore the Shares may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company is relying on the exemption from federal registration under Section 4(2) of the Securities Act, based on the Company’s belief that the offer and sale of the Shares will not involve a public offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a) – (c)
N/A
(d) Exhibits.

11exhibit 10.1	Third Amendment To Securities Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC VENTURES CORP.

Dated: September 24, 2012	By:	/s/ Paul Kalkbrenner
Paul Kalkbrenner
Chief Executive Officer and President

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